SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 15, 2002

Date of Report
(Date of earliest event reported)

INTERLINQ SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-21402	91-1187540

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11980 N.E. 24th Street, Bellevue, Washington 98005

(Address of principal executive offices, including zip code)

(425) 827-1112

(Registrant’s telephone number, including area code)

Item 1. Changes in Control of Registrant

     On October 15, 2002, Interlinq Software Corporation, a Washington corporation (the “Company”), was acquired by Harland Financial Solutions, Inc., an Oregon corporation (“Harland”), pursuant to the terms of an Agreement and Plan of Merger, dated as of August 5, 2002 (the “Agreement”), by and among, Harland Acquisition Corporation, a Washington corporation and wholly owned subsidiary of Harland (the “Merger Sub”), Harland and the Company. A copy of the Agreement was attached to the Company’s definitive proxy statement issued in connection with a special meeting of its shareholders, filed on September 16, 2002 with the Securities and Exchange Commission, and incorporated herein by reference in its entirety.

     Pursuant to the Agreement, the Merger Sub was merged with and into the Company and the Company became a wholly-owned subsidiary of Harland. As a result of the merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the merger was converted into the right to receive $6.25 a share in cash, without interest. Holders of the Company’s stock options are also entitled to receive $6.25 a share in cash, without interest, less the exercise price of the option representing each share. For additional information concerning the merger consideration and the source of such consideration, reference is made to the disclosure contained in the Company’s definitive proxy statement under the caption “The Merger-Consideration Offered to Interlinq Shareholders”, a copy of which is incorporated herein by reference.

     The foregoing summary is qualified in its entirety by reference to the Agreement and the Company’s press release announcing completion of the merger, copies of which are also filed as exhibits hereto or incorporated herein by reference in their entirety.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Number	Description

2	Agreement and Plan of Merger, dated as of August 5, 2002, by and among Harland Financial Solutions, Inc., Harland Acquisition Corporation and Interlinq Software Corporation, filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 16, 2002, and incorporated herein by reference.
99.1	Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 16, 2002, and incorporated herein by reference.
99.2	Press Release, dated October 15, 2002, filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2002

INTERLINQ SOFTWARE CORPORATION

By:	/s/ Michael H. Jackman

Name: Michael H. Jackman Title: President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

2	Agreement and Plan of Merger, dated as of August 5, 2002, by and among Harland Financial Solutions, Inc., Harland Acquisition Corporation and Interlinq Software Corporation, filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (see Exhibit 99.1 below), and incorporated herein by reference.
99.1	Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 16, 2002, and incorporated herein by reference.
99.2	Press Release, dated October 15, 2002, filed herewith.